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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 BITSTREAM INC.
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               (Exact name of issuer as specified in its charter)

     DELAWARE                                                  04-2744890
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

215 First Street, Cambridge, Massachusetts                            02142
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(Address of principal executive offices)                            (Zip Code)

If this form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
debt securities and is                         debt securities and is to
effective upon filing pursuant                 become effective
to General Instruction A(c)(1)                 simultaneously with the
please check the following                     effectiveness of a concurrent
box. /  /                                      registration statement under
                                               the Securities Act of 1933
                                               pursuant to General
                                               Instruction A(c)(2) please
                                               check the following box. /  /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

  Title of Each Class                          Name of Each Exchange on Which
  to be so registered                          Each Class is to be Registered

None                                           None
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

Class A Common Stock, par value $0.01 per share
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                                (Title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The Securities being registered are the Registrant's Class A Common Stock a description of which is included under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (Registration No. 333-11519), including amendments thereto, filed with the Securities and Exchange Commission on September 6, 1996 and is incorporated herein by reference.

ITEM 2. EXHIBITS.

     A.  Restated Certificate of Incorporation of the Registrant.[1]

     B.  By-laws of the Registrant.[1]

     C.  Specimen copy of Class A Common Stock certificate of the Registrant.[1]

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     1   Incorporated by reference to the Registrant's Registration Statement on Form S-1 (Registration No. 333-11519), including amendments thereto, filed with the Securities and Exchange Commission on September 6, 1996.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             BITSTREAM INC.

                                             By: /s/ C. Raymond Boelig
                                                 -----------------------------
                                                 C. Raymond Boelig
                                                 President and Chief Executive
                                                 Officer

Dated: October 15, 1996

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